Exhibit 10.2

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of September, 2019 among:

(a)       PARKER-HANNIFIN CORPORATION, an Ohio corporation (the “Borrower”);

(b)       the Lenders, as defined in the Credit Agreement (as defined below); and

(c)       KEYBANK NATIONAL ASSOCIATION, as the administrative agent for the Lenders under the Credit Agreement (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 22, 2019 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.        Amendment to Debt to Capitalization Ratio Provisions. Article VII of the Credit Agreement is hereby amended to delete Section 7.04 therefrom and to insert in place thereof the following:

SECTION 7.04. Debt to Capitalization Ratio. Commencing on and after the first fiscal quarter end date of the Borrower occurring after the Term Loan Funding Date, at any time that the Borrower is not able to maintain a Moody’s Rating, S&P Rating and Fitch Rating of A3, A- and A- (or better), respectively, the Borrower will not permit the Debt to Capitalization Ratio (as of the last day of any fiscal quarter of the Borrower) to exceed 0.65 to 1.00.

2.        Closing Delivery. Concurrently with the execution of this Amendment, the Borrower shall pay all legal fees and expenses of the Administrative Agent in connection with this Amendment.

3.      Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational agreements of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and (e) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.      References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.      Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

6.      Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.      Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

8.      Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

[Remainder of page intentionally left blank.]

2

WAIVER OF JURY TRIAL. THE BORROWER AND EACH OTHER PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE BORROWER AND EACH OTHER PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first set forth above.

PARKER-HANNIFIN CORPORATION

By:	/s/ Catherine A. Suever

Name:	Catherine A. Suever

Title:	Executive Vice President – Finance &
Administration and Chief Financial Officer

Signature Page to First

Amendment Agreement

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender

By:	/s/ Brian P. Fox
Brian P. Fox
Senior Vice President

Signature Page to First

Amendment Agreement

BARCLAYS BANK PLC

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

Signature Page to First

Amendment Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

Signature Page to First

Amendment Agreement

HSBC BANK USA, N.A.

By:	/s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

Signature Page to

First Amendment Agreement

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

Signature Page to

First Amendment Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kevin Valenta
Name: Kevin Valenta
Title: Vice President

Signature Page to

First Amendment Agreement

CITIBANK, N.A.

By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Signature Page to

First Amendment Agreement

MIZUHO BANK (USA)

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Signature Page to

First Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Nicholas Cheek
Name: Nicholas Cheek
Title: Vice President

Signature Page to

First Amendment Agreement

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Raymond Oiao
Name: Raymond Oiao
Title: Executive Vice President

Signature Page to

First Amendment Agreement

THE BANK OF NEW YORK MELLON

By:	/s/ John M. DiMarsico
Name: John M. DiMarsico
Title: Director

Signature Page to

First Amendment Agreement

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ John W. Deegan

Name: John W. Deegan
Title:	Director

By:	/s/ Mathew Ward

Name: Mathew Ward
Title: Director

Signature Page to

First Amendment Agreement

MUFG BANK, LTD.

By:	/s/ Jeffrey Flagg
Name: Jeffrey Flagg
Title: Director

Signature Page to

First Amendment Agreement

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Sandra Centa
Name: Sandra Centa
Title: SVP

Signature Page to

First Amendment Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ John Di Legge
Name: John Di Legge
Title: Senior Vice President

Signature Page to

First Amendment Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Jason Yakabu
Name: Jason Yakabu
Title: Vice President

Signature Page to

First Amendment Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Ken Hamilton

Name: Ken Hamilton
Title: Managing Director

By:	/s/ Peter Daugavietis

Name: Peter Daugavietis
Title: Associate Director

Signature Page to

First Amendment Agreement

BNP PARIBAS

By:	/s/ Julien Pecoud-Bouvet

Name: Julien Pecoud-Bouvet
Title: Director

By:	/s/ Karim Remtoula

Name: Karim Remtoula
Title: Vice President

Signature Page to

First Amendment Agreement